SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 22, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                   333-24111                     33-0761578
(State or other jurisdiction      (Commission                   (IRS Employer
 of incorporation)                File Number)               Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in United Development Co., L.P. - 97.0, a Tennessee limited partnership ("UNITED 97.0"). UNITED 97.0 is sometimes hereinafter referred to as the "Local Limited Partnership."

         UNITED 97.0 owns the Sixty Homes for Memphis in Memphis, Tennessee (the "Property").

         The following tables contain information concerning the Property and the Local Limited Partnership identified herein:

                                                                                                          LOCAL
                                         ACTUAL OR                                                        LIMITED
                                         ESTIMATED     ESTIMATED                             PERMANENT    PARTNER-
            PROPERTY                     CONSTRUC-     DEVELOPMENT                           MORTGAGE     SHIP'S         YEAR
LOCAL       NAME AND                     TION          COST         NUMBER OF    BASIC       LOAN         ANTICIPATED    CREDITS
LIMITED     NUMBER         LOCATION      COMPLETION    (INCLUDING   APARTMENT    MONTHLY     PRINCIPAL    TAX CREDITS    TO BE FIRST
PARTNERSHIP OF BUILDINGS   OF PROPERTY   DATE          LAND COST)   UNITS        RENTS       AMOUNT       (1)            AVAILABLE

UNITED       Sixty Homes    Memphis      June 1999     $3,655,250   60 4BR homes $470-586    $1,311,517    $4,106,019    1999
97.0         for Memphis    (Shelby                                                          STB (3)
                            County),
             60 Homes       Tennessee
             (2)



(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2) Property designed for senior citizens and families. The Property consists of 60 single-family homes, interspersed throughout Memphis.

(3) South Trust Bank, National Association ("STB") will provide the mortgage loan for a term of 15 years at an annual interest rate of 3.5% in excess of the average of the U.S. Treasury Instruments of fifteen-year maturity at commencement of the mortgage loan. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.


Memphis (UNITED 97.0): Memphis (population 610,000) is in Shelby County, in the southwest corner of Tennessee, at the intersection of Interstate Highways 40
and  55.  The  major  employers  for  Memphis   residents  are  Federal  Express
Corporation, the U.S. Government, and the Memphis City Board of Education.



                                      LOCAL                                                                      ESTIMATED
                                      GENERAL                          SHARING RATIOS:                           ACQUISITION
LOCAL       LOCAL                     PARTNERS'     SHARING            ALLOCATIONS(4) AND                        FEES PAYABLE
LIMITED     GENERAL      PROPERTY     DEVELOPMENT   RATIOS:            SALE OR REFINANCING   SERIES 6's CAPITAL  TO FUND
PARTNERSHIP PARTNERS     MANAGER (1)  FEE (2)       CASH FLOW (3)      PROCEEDS (5)          CONTRIBUTION (6)    MANAGER


UNITED       Harold E.    Buehler      $200,000       WNC:   Greater  99.98/.01/.01       $2,812,622          $260,800
97.0         Buehler,     Enterprises,                of              20/80
             Sr.          Inc.                        15% or $5,000
             and Jo                                   LGP: 70% of
             Ellen                                    the balance
             Buehler                                  The   balance:
                                                      20/80

(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Property. The fee for this Local Limited Partnership will be enhanced because the Property is a scattered-site Property.

(2) The Local Limited Partnership will pay its Local General Partner or an Affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing,  L.P.,  and (iii) the Local General Partners.

(5) Reflects the percentage interests of (i) Series 6 and (ii) the Local General Partners, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property have been fulfilled.


Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.        Proforma Financial Information

                   Proforma Balance Sheet, June 30, 1998 (Unaudited) Notes to Proforma Balance Sheet


         c.        Exhibits

                   Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.0

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                  June 30, 1998

                                     ASSETS

                                        Historical      Proforma       Proforma
                                         Balance       Adjustments      Balance

Cash and cash equivalents              $  1,100        $2,357,800
                                                         (312,000)
                                                         (193,025)   $1,853,875

Subscriptions receivable                                  312,000       312,000

Investment in limited partnerships                      6,619,157
                                                          193,025     6,812,182
                                         ------         ---------    ----------
                                       $  1,100      $  8,976,957  $  8,978,057
                                         ======         =========     =========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships                     $  6,619,157  $  6,619,157
                                                      -----------  ------------


PARTNERS' CAPITAL
  General partner                           100            (3,997)       (3,897)
  Limited partners                        1,000         2,361,797     2,362,797
                                          -----        -----------    ---------
              Total partners' capital     1,100         2,357,800     2,358,900
                                          -----        -----------    ---------

                                       $  1,100      $  8,976,957  $  8,978,057
                                         ======         =========     =========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                   NOTES TO PROFORMA BALANCE SHEET (Continued)



NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated June 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 1998, the Partnership was not admitted as majority limited partner in any limited partnerships. Subsequent to June 30, 1998, the
Partnership has acquired a limited partnership interest in two limited partnerships, each of which owns one apartment complex: Trenton Village Apts., L.P. (TRENTON), and United Development Co., L.P. - 97.0 (UNITED 97.0); and is negotiating to acquire the limited partnership interests in three other partnerships that own five apartment complexes: Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); and West Mobile County Housing, Ltd. (WEST MOBILE). PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). These investments commit the Partnership to capital contributions as follows:


      OTTAWA                                      $402,887
      PRESERVATION AUTUMN                          166,332
      PRESERVATION PONTIAC                         166,101
      PRESERVATION SHUMWAY                         173,469
      TRENTON                                    1,024,738
      UNITED 97.0                                2,812,622
      WEST MOBILE                                1,873,008
                                                 ---------
                                              $  6,619,157

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $2,357,800 reflects the net

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                   NOTES TO PROFORMA BALANCE SHEET (Continued)


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

proceeds from July 1 to September 22, 1998 from issuance of 2,855 units of limited partners'capital ($2,855,000 less notes receivable of $97,500, and commissions and offering costs of $399,700.) The second adjustment to cash and the adjustment to subscriptions receivable of $312,000 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of
$6,619,439   reflects  the  Partnership's   acquisition  of  the  five  limited
partnership interests as if the Partnership's date of acquisition were June 30,1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $193,025 reflects the acquisition fee for the acquisition of the identified limited partnerships.

The five limited partnerships (seven apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: October 13, 1998           By:      WNC &  Associates, Inc.,
                                          General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                        John B. Lester, Jr.,
                                                        President





                                      5